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                                  EXHIBIT 10.2

LOGO PNC BANK

October 28, 2003

Hanover Foods Corporation
P.O. Box 334
Hanover, Pennsylvania 17331

Attn:Gary T. Knisely, Executive Vice President

Re: Renewal of Expiration Date for $11,500,000.00 Letter of Credit Facility

Dear Mr. Knisely:

         We are pleased to inform you that your letter of credit facility has been renewed. The Expiration Date, as set forth in that certain Credit Agreement dated as of November 2, 2001 (as Amended, the "Credit Agreement"), and in the Second Amended and Restated Letter of Credit Facility Note dated March 26, 2003, in the principal amount of $11,500,000.00 (the "Note") executed and delivered pursuant to the Credit Agreement, has been extended from November 1, 2003 to November 1, 2004, effective on November 2, 2003. All other terms and conditions of the Note and the Credit Agreement remain in full force and effect.

         It has been a pleasure working with you and I look forward to a continued successful relationship. Thank you again for your business.



Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By: /s/  Thomas J. Fowlston
    --------------------------------------
    Thomas J. Fowlston
    Vice President







A member of The PNC Financial Services Group
4242 Carlisle Pike   Camp Hill Pennsylvania 17011



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LOGO PNC BANK

October 28, 2003

Hanover Foods Corporation
P.O. Box 334
Hanover, Pennsylvania 17331

Attn: Gary T. Knisely, Executive Vice President

Re:      Renewal of Expiration Date
         for $20,000,000.00 Working Cash(R) Line of Credit

Dear Mr. Knisely:

         We are pleased to inform you that your Working Cash(R) (Line of Credit has been renewed. The Expiration Date, as set forth in that certain Credit Agreement dated as of November 2, 2001, as amended, and in the Working Cash Credit Revolving Note dated November 2, 2001, in the principal amount of $20,000,000.00 executed and delivered pursuant to the Credit Agreement has been extended from November 1, 2003 to November 1, 2004, effective on November 2, 2003. All other terms and conditions of the Working Cash(R) Line of Credit remain in full force and effect.

         It has been a pleasure working with you and I look forward to a continued successful relationship. Thank you again for your business.



Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By: /s/  Thomas J. Fowlston
    --------------------------------------
    Thomas J. Fowlston
    Vice President







A member of The PNC Financial Services Group
4242 Carlisle Pike   Camp Hill Pennsylvania 17011

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                                                                 (LOGO) PNC BANK
Resolutions For Extensions of Credit
And Incumbency Certificate
(Corporation)

The undersigned certifies as follows to PNC Bank, National Association ("Bank"):

1. Name of Corporation: HANOVER FOODS CORPORATION ("Corporation")

2. Address: P.O. Box 334, Hanover, Pennsylvania 17331-0334

3. Organizational Documents: Unless previously delivered to the Bank, attached, hereto is a true, complete and correct copy of the articles or certificate of incorporation, the by-laws or regulations, or other organizational document, with all amendments thereto as in effect on the date hereof.

4. Adoption of Resolutions: The Corporation is a corporation formed under the laws of the Commonwealth of Pennsylvania, the undersigned is the duly elected and qualified Secretary or Assistant Secretary of the Corporation and the following is a true copy of resolutions (the "Resolutions") adopted at a meeting of the Board of Directors of the Corporation pursuant to a notice and its articles or certificate of incorporation and its regulations or by-laws, and at which a quorum was present, or adopted without a meeting by the written approval of all of the directors of the Corporation, which adoption occurred on a date which is on or before the date of this certificate. The Resolutions now stand of record on the books of the Corporation, are in full force and effect and have not been modified or revoked in any manner whatsoever.

5. Resolutions:

         5.1 Loans and Extensions of Credit. Resolved that any one officer(s) of the Corporation holding the titles set forth below, as verified by an incumbency certificate executed by a Secretary or Assistant Secretary of the Corporation:

NAME                         TITLE                     ACTUAL SIGNATURE

GARY T. KNISELY          EXECUTIVE VICE PRESIDENT    /s/ GARY T. KNISELY
----------------------   -------------------------   -------------------------
PIETRO D. GIRAFFA, JR.   VP - CONTROLLER             /s/ PIETRO D. GIRAFFA, JR.
----------------------   -------------------------   -------------------------
STEVEN E. ROBERTSON      TREASURER                   /s/ STEVEN E. ROBERTSON
----------------------   -------------------------   -------------------------


are hereby authorized, at any time and from time to time: (A) to obtain financial services and products of an kind from the Bank or from any other direct or indirect subsidiary of The PNC Financial Services Group, Inc. (collectively, "PNC"), including but not limited to loans and other products involving the extension of credit; equipment leases; letters of credit; investment sweep products (whether or not related to a credit product); other treasury management services and products; and capital markets services and products, including but not limited to (x) interest or currency swaps, futures, options, collars, caps, floors, forward rate or other interest rate protection or similar arrangements or any foreign currency transaction or similar transaction providing for the purchase of one currency in exchange for the sale of another currency, (y) equity, credit, or other derivative products, and (z) asset securitizations and other receivables financing transactions; (B) to sell to or discount with PNC any personal property (tangible or intangible), at any time held by the Corporation and for such purpose to endorse, assign, transfer and deliver the same to PNC or its agent or designee; (C) to guarantee the payment and performance of the indebtedness and obligations of other persons or

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entities to PNC; (D) to create or cause the creation of any trusts or other special purpose entities required to be established in connection with any product or service obtained from PNC; (E) to pledge, assign, transfer, mortgage, grant a security interest in or lien on any real or personal property (tangible or intangible) of the Corporation to or in favor of PNC as collateral security for the payment and performance of all loans, advances, debts, liabilities, obligations, covenants and duties of the Corporation or of any other persons or entities to PNC (whether or not in connection with a guaranty of such other person's or entity's obligations to PNC); (F) to execute, accept, authorize agreement to and/or deliver to or in favor of PNC such agreements, documents and instruments, required or requested by PNC in connection with any of the foregoing products, services or actions, including but not limited to loan agreements, promissory notes or other evidence of indebtedness, guaranties, equipment leases, letter of credit reimbursement agreements, treasury management service agreements, interest rate or currency protection agreements, equity, credit and other derivative documents (on International Swap Dealers Association forms or otherwise), asset securitization and other receivables financing agreements, trust agreements or other indentures, collateral security documents (including but not limited to security agreements, financing statements, pledge agreements, assignments, mortgages or deeds of trust), and any supporting documents required by the terms of any of the foregoing agreements, documents or instruments; all in such form as may be requested by PNC and any of which may contain a warrant of attorney authorizing PNC to confess judgment against the Corporation for all sums due or to become due by the Corporation to PNC and/or a provision waiving the right to trial by jury; (G) to execute and deliver to or in favor of PNC any amendments, modifications, renewals or supplements of or to any of the foregoing agreements, documents or instruments; and (H) to take any other action requested, required or deemed advisable by PNC in order to effectuate the foregoing resolution, all such other actions being hereby approved, ratified and confirmed.

         5.2 Revolving Credits. Resolved, that in connection with any extensions of credit obtained by any the persons authorized in Section 5.1 above, that permit the Corporation to effect multiple advances or draws under such credit, any of the persons listed in Section 5.1 (or any other person designated in writing by any of the persons listed in Section 5.1) shall be authorized to request such advances or draws.

         5.3 Ratification. Resolved, that all past acts of officers of the Corporation in borrowing or obtaining credit from the Bank and in executing documents or otherwise entering into agreements and giving security on behalf of the Corporation are hereby ratified and confirmed.

         5.4 Telephonic and Other Requests. Resolved, that the Bank is authorized to take any action authorized hereunder based upon: (i) the telephonic or electronic request of any person purporting to be a person authorized to act hereunder, (ii) the signature of any person authorized to act hereunder that is delivered to the Bank, personally or by facsimile transmission, or (iii) the telex originated by any of such persons, tested in accordance with such testing procedures as may be established between the Corporation and the Bank from time to time.

         5.5 General. Resolved, that a certified copy of these Resolutions be delivered to the Bank and that they and the authority vested in the persons specified herein will remain in full force and effect until a certified copy of a resolution of the Corporation revoking or modifying these resolutions and such authority has been delivered to the Bank.

6. Incumbency: Each of the above-named persons holds the office, title or status with the Corporation specified in Section 5.1 above and that following each person's name, his or her actual signature appears.


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IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have hereunto set their hands and seals this 27th day of January, 2003.

                                             HANOVER FOODS CORPORATION

By: /s/ PETE D. GIRAFFA      (SEAL)          By: /s/  GARY T. KNISELY    (SEAL)
   --------------------------                    ---------------------------

Print Name:  PETE D. GIRAFFA                 Print Name:  GARY T. KNISELY
            --------------------------                   -----------------------

Title:      VP-Controller                     *Title:   EXECUTIVE VICE PRESIDENT
            --------------------------                  ------------------------

*NOTE: Countersignature by another officer of the Corporation is required when person signing above is designated in Section 5.1 as one of the authorized signers.


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